                                                                    EXHIBIT 24-B

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark
E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

                /s/ F. DUANE ACKERMAN                                    November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                  F. Duane Ackerman                                            Date
                    President and
               Chief Executive Officer
                      Director
            (Principal Executive Officer)

                 /s/ RONALD M. DYKES                                     November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Ronald M. Dykes                                             Date
            Executive Vice President and
               Chief Financial Officer
            (Principal Financial Officer)

               /s/ W. PATRICK SHANNON                                    November 29, 1997
-----------------------------------------------------  -----------------------------------------------------
                 W. Patrick Shannon                                            Date
            Vice President and Controller
           (Principal Accounting Officer)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                /s/ ARMANDO M. CODINA                                    November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                  Armando M. Codina                                            Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

               /s/ REUBEN V. ANDERSON                                    November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                 Reuben V. Anderson                                            Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

               /s/ JAMES H. BLANCHARD                                    November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                 James H. Blanchard                                            Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for her in her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

               /s/ PHYLLIS BURKE DAVIS                                   November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                 Phyllis Burke Davis                                           Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                 /s/ J. HYATT BROWN                                      November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   J. Hyatt Brown                                              Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

               /s/ JOHN G. MEDLIN, JR.                                   November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                 John G. Medlin, Jr.                                           Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for her in her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.

                 /s/ ROBIN B. SMITH                                      November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Robin B. Smith                                              Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

             /s/ C. DIXON SPANGLER, JR.                                  November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
               C. Dixon Spangler, Jr.                                          Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

             /s/ WILLIAM S. STAVROPOULOS                                 November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
               William S. Stavropoulos                                         Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                 /s/ RONALD A. TERRY                                     November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Ronald A. Terry                                             Date
                      Director

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                 /s/ J. TYLEE WILSON                                     November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   J. Tylee Wilson                                             Date
                      Director